EXHIBIT A to the
CHIEF COMPLIANCE OFFICER AGREEMENT
by and between U.S. BANCORP FUND SERVICES, LLC, ETF SERIES SOLUTIONS, and JAMES R. BUTZ

Amended and Restated October 18, 2019

SCHEDULE OF FUNDS OF TRUST FOR WHICH COMPLIANCE OFFICER IS
DESIGNATED AND APPOINTED TO THE POSITION OF CHIEF COMPLIANCE OFFICER

Fund Name	Adviser	Sub-Adviser	Date of Appointment
AAM Low Duration Preferred and Income Securities ETF	Advisors Asset Management, Inc.	Vident Investment Advisory, LLC	October 3, 2019
AAM S&P 500 High Dividend Value ETF	Advisors Asset Management, Inc.	Vident Investment Advisory, LLC	July 13, 2017
AAM S&P Developed Markets High Dividend Value ETF	Advisors Asset Management, Inc.	Vident Investment Advisory, LLC	October 4, 2018
AAM S&P Emerging Markets High Dividend Value ETF	Advisors Asset Management, Inc.	Vident Investment Advisory, LLC	July 13, 2017
ABR Dynamic Weight ETF	ABR Dynamic Funds, LLC	Vident Investment Advisory, LLC	October 4, 2018
AlphaMark Actively Managed Small Cap ETF	AlphaMark Advisors, LLC	N/A	February 19, 2015
Aptus Behavioral Momentum ETF	Aptus Capital Advisors, LLC	N/A	February 18, 2016
Aptus Fortified Value ETF	Aptus Capital Advisors, LLC	N/A	July 13, 2017
Aptus Defined Risk ETF	Aptus Capital Advisors, LLC	N/A	July 12, 2018
Aptus Collared Income Opportunity ETF	Aptus Capital Advisors, LLC	N/A	April 11, 2019
Opus International Small/Mid Cap ETF	Aptus Capital Advisors, LLC	N/A	April 12, 2018
Opus Small Cap Value Plus ETF	Aptus Capital Advisors, LLC	N/A	April 12, 2018
The Acquirers Fund	Acquirers Funds, LLC	CSat Investment Advisory, L.P.	January 10, 2019
US Vegan Climate ETF	Beyond Investing LLC	Penserra Capital Management LLC	October 4, 2018
Cboe Vest S&P 500 Dividend Aristocrats Target Income ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest US Large Cap Premium Income Fund	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (January) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (February) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (March) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (April) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (May) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (June) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (July) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (August) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (September) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (October) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (November) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Buffer Protect Strategy (December) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (January) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (February) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (March) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (April) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (May) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (June) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (July) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (August) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (September) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (October) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (November) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Cboe Vest S&P 500 Enhanced Growth (December) ETF	Cboe Vest Financial LLC	N/A	October 26, 2017
Change Finance U.S. Large Cap Fossil Fuel Free ETF	Change Finance, PBC	Vident Investment Advisory, LLC	July 13, 2017
ClearShares OCIO ETF	ClearShares LLC	N/A	April 27, 2017
ClearShares Ultra-Short Maturity ETF	ClearShares LLC	N/A	July 13, 2017
American Customer Satisfaction ETF	CSat Investment Advisory, L.P.	N/A	July 14, 2016
Brand Value ETF	CSat Investment Advisory, L.P.	N/A	April 27, 2017
Reverse Cap Weighted U.S. Large Cap ETF	CSat Investment Advisory, L.P.	N/A	July 11, 2017
The Antifragile Bond Fund	CSat Investment Advisory, L.P.	N/A	April 11, 2019
Defiance Next Gen Connectivity ETF	Defiance ETFs, LLC	Penserra Capital Management LLC	January 10, 2019
Defiance Next Gen Video Gaming ETF	Defiance ETFs, LLC	Penserra Capital Management LLC	April 12, 2018
Defiance Quantum ETF	Defiance ETFs, LLC	Penserra Capital Management LLC	April 12, 2018
Defiance Next Gen Medical Innovation ETF	Defiance ETFs, LLC	Penserra Capital Management LLC	October 3, 2019
Defiance Next Gen Food & Agriculture ETF	Defiance ETFs, LLC	Penserra Capital Management LLC	October 3, 2019
Distillate U.S. Fundamental Stability & Value ETF	Distillate Capital Partners LLC	Vident Investment Advisory, LLC	July 12, 2018
AI Powered International Equity ETF	EquBot LLC	Vident Investment Advisory, LLC	January 18, 2018
AlphaClone Alternative Alpha ETF	Exchange Traded Concepts, LLC	Vident Investment Advisory, LLC	May 13, 2013
Deep Value ETF	Exchange Traded Concepts, LLC	Mellon Capital Management Corporation	February 26, 2014
Loncar Cancer Immunotherapy ETF	Exchange Traded Concepts, LLC	Vident Investment Advisory, LLC	August 17, 2015
Loncar China BioPharma ETF	Exchange Traded Concepts, LLC	Vident Investment Advisory, LLC	July 12, 2018
NETLease Corporate Real Estate ETF	Exchange Traded Concepts, LLC	N/A	January 10, 2019
Vident International Equity Fund	Vident Advisory, LLC	Vident Investment Advisory, LLC	January 10, 2019
Vident Core U.S. Equity Fund	Vident Advisory, LLC	Vident Investment Advisory, LLC	January 10, 2019
Vident Core U.S. Bond Strategy ETF	Vident Advisory, LLC	Vident Investment Advisory, LLC	January 10, 2019
PPTY – U.S. Diversified Real Estate ETF	Vident Advisory, LLC	Vident Investment Advisory, LLC	January 10, 2019
Gadsden Dynamic Growth ETF	Gadsden, LLC	Vident Investment Advisory, LLC	October 4, 2018
Gadsden Dynamic Multi-Asset ETF	Gadsden, LLC	Vident Investment Advisory, LLC	October 4, 2018
Hoya Capital Housing ETF	Hoya Capital Real Estate, LLC	Penserra Capital Management, LLC	January 10, 2019
LHA Market State U.S. Tactical ETF	Little Harbor Advisors, LLC	N/A	January 18, 2018
Nationwide Risk-Based U.S. Equity ETF	Nationwide Fund Advisors	Vident Investment Advisory, LLC	April 27, 2017
Nationwide Risk-Based International Equity ETF	Nationwide Fund Advisors	Vident Investment Advisory, LLC	April 27, 2017
Nationwide Maximum Diversification U.S. Core Equity ETF	Nationwide Fund Advisors	Vident Investment Advisory, LLC	April 27, 2017
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	Nationwide Fund Advisors	Vident Investment Advisory, LLC	April 27, 2017
Nationwide Maximum Diversification International Core Equity ETF	Nationwide Fund Advisors	Vident Investment Advisory, LLC	April 27, 2017
Nationwide Risk-Managed Income ETF	Nationwide Fund Advisors	Harvest Volatility Management, LLC	October 3, 2019
Point Bridge GOP Stock Tracker ETF	Point Bridge Capital, LLC	Vident Investment Advisory, LLC	July 13, 2017
Premise Capital Frontier Advantage Diversified Tactical ETF	Premise Capital, LLC	N/A	April 14, 2016
RYZZ Managed Futures Strategy Plus ETF	RYZZ Capital Management LLC	Sunrise Capital Partners LLC	January 10, 2019
Salt High truBetaTM US Market ETF	Salt Financial, LLC	Penserra Capital Management LLC	January 18, 2018
Salt Low truBetaTM US Market ETF	Salt Financial, LLC	Penserra Capital Management LLC	October 3, 2019
American Energy Independence ETF	SL Advisors, LLC	Penserra Capital Management LLC	October 26, 2017
Pickens Morningstar Renewable Energy Response ETF	TriLine Index Solutions, LLC	Penserra Capital Management LLC	April 27, 2017
U.S. Global Jets ETF	U.S. Global Investors, Inc.	N/A	February 19, 2015
U.S. Global GO GOLD and Precious Metal Miners ETF	U.S. Global Investors, Inc.	N/A	May 1, 2017
Validea Market Legends ETF	Validea Capital Management LLC	N/A	November 17, 2014
Volshares Large Cap ETF	Whitford Asset Management LLC	Vident Investment Advisory, LLC	January 18, 2018
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this amended and restated exhibit as of the day and year written above.
U.S. BANCORP FUND SERVICES, LLC

/s/ Anita M. Zagrodnik
Anita M. Zagrodnik
Senior Vice President

ETF SERIES SOLUTIONS

/s/ Michael D. Barolsky
Michael D. Barolsky
Vice President and Secretary

CHIEF COMPLIANCE OFFICER

/s/ James R. Butz
James R. Butz